Groups of assets and liabilities held for sale	12 Months Ended
Jun. 30, 2020
Groups of Assets and Liabilities Held For Sale [Abstract]
Groups of assets and liabilities held for sale
32.	Groups of assets and liabilities held for sale

As mentioned in Note 4., the investments in Israir and Ispro have been reclassified to "Group of assets and liabilities held for sale".

The following table shows the main assets and liabilities classified as held for sale:

	June 30, 2020	June 30, 2019
Property, plant and equipment	35,719	6,449
Intangible assets	1,363	136
Investments in associates	224	597
Deferred income tax assets	814	290
Income tax credits	-	-
Trade and other receivables	1,849	3,003
Cash and cash equivalents	1,709	1,023
Total assets held-for-sale	41,678	11,498
Trade and other payables	9,926	4,845
Salaries and social security liabilities	387	-
Employee benefits	386	290
Deferred income tax liabilities	1,953	51
Borrowings	9,560	2,951
Total liabilities held-for-sale	22,212	8,137
Total net assets held-for-sale	19,466	3,361

The company obtained a valuation of its investment in Israir for purposes of IRSA's consolidated financial statements as of June 30, 2020 from an outside appraiser. As a result of the appraisal, the management accounted for an impairment of NIS 13 million (Ps. 264 million). This value represents the consideration that the company expects to receive for its stake in Israir as of June 30, 2020.

The management updated the valuation of investment properties of Ispro as a result of an appraisal prepared by an outside appraiser. As a result, the management of such company accounted for an impairment of NIS 33 million (Ps. 671 million) due to the outbreak of the Covid-19, a decrease in expected income from lessees, an expected increase in maintenance costs and a decreased in the CPI compared to the prior valuation.